SUB-ITEM 77Q1(a)

Incorporated by reference to Item 23(a)(9) of Part C of Post-Effective Amendment No. 25 of Registrant's registration statement on Form N-1A and related exhibits, filed August 25, 2003, accession number 0000891804-03-001889.